Exhibit 99.3
YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the meeting date. INTERNET http://www.proxyvoting.com/trbn Use the Internet to vote your proxy. TRUBION Have your proxy card in hand when PHARMACEUTICALS, INC. you access the web site. OR TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. 81763 FOLD AND DETACH HERE Please mark your votes as indicated in this example X FOR AGAINST ABSTAIN 1. Proposal to adopt the Agreement and Plan of Merger, dated ATTEND THE I (WE) WILL MEETING as of August 12, 2010, by and among Emergent BioSolutions WILL NOT IN PERSON Inc., 35406 LLC and 30333 Inc., each of which are wholly owned subsidiaries of Emergent, and Trubion Pharmaceuticals, The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Inc. Stockholders for the TBD, 2010 Special Meeting, and the accompanying documents forwarded therewith, and ratifies all lawful action taken by the above-named attorneys and 2. Proposal to approve the adjournment of the special meeting proxies. to a later date or time, if necessary or appropriate, if a PLEASE RETURN IMMEDIATELY quorum is present, to solicit additional proxies in the event there are insufficient votes at the time of the special meeting to adopt the merger agreement. Mark Here for Address Change or Comments SEE REVERSE NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature Signature Date PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT) To commence printing on this proxy card please sign, date and fax this card to: 212-269-1116 SIGNATURE: DATE: TIME:

You can now access your Trubion Pharmaceuticals, Inc. account online. Access your Trubion Pharmaceuticals, Inc. account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for Trubion Pharmaceuticals, Inc., now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The Proxy Statement is available at: http://bnymellon.mobular.net/bnymellon/trbn FOLD AND DETACH HERE TRUBION PHARMACEUTICALS, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD TBD, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of TRUBION PHARMACEUTICALS, INC., or Trubion, hereby nominates, constitutes and appoints Steven Gillis, Ph.D. and Michelle G. Burris, and each of them (with full power to act alone), the true and lawful attorneys and proxies, each with full power of substitution, for me and in my name, place and stead, to act and vote all the common stock of Trubion standing in my name and on its books on [Record Date], 2010 at the Special Meeting of Stockholders to be held on the first floor of Trubion’s corporate offices at 2401 4th Avenue, Suite 1050, Seattle, Washington on TBD, 2010 at TBD, local time, and at any adjournment or postponement thereof, with all the powers the undersigned would possess if personally present. TRUBION’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, AND “FOR” THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, IF A QUORUM IS PRESENT TO SOLICIT ADDITIONAL PROXIES. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” BOTH PROPOSALS. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side) 81763